BNY Mellon Absolute Insight Multi-Strategy Fund
Summary Prospectus March 1, 2019
Class Ticker A MAJAX C MAJCX I MAJIX Y MAJYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/literaturecenter. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated March 1, 2019 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks total return (consisting of capital appreciation and income).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the Dreyfus Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 25 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	1.25	1.25	1.25	1.25
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.55	.51	.22	.22
Acquired fund fees and expenses**	.02	.02	.02	.02
Total annual fund operating expenses	1.82	2.53	1.49	1.49
Fee waiver and/or expense reimbursement***	(.05)	(.01)	-	-
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.77	2.52	1.49	1.49

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investment in underlying funds. Total annual fund operating expenses do not correlate to the ratio of total expenses to average net assets in the fund's financial highlights because the ratio in the highlights does not include acquired fund fees and expenses.

*** The fund’s investment adviser, The Dreyfus Corporation, has contractually agreed, until March 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary

4012SP0319

expenses) exceed 1.50%. On or after March 1, 2020, The Dreyfus Corporation may terminate this expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$745	$1,110	$1,499	$2,586
Class C	$355	$787	$1,345	$2,865
Class I	$152	$471	$813	$1,779
Class Y	$152	$471	$813	$1,779

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$745	$1,110	$1,499	$2,586
Class C	$255	$787	$1,345	$2,865
Class I	$152	$471	$813	$1,779
Class Y	$152	$471	$813	$1,779

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 291.84% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally allocates its assets across multiple "absolute return" investment strategies. Through exposure to these investment strategies, the fund seeks to generate positive returns on a rolling 12-month basis with less volatility than major equity markets. The fund is designed to complement traditional equity and fixed-income portfolios. The fund is not managed to a benchmark index, but, instead, seeks to provide returns that are largely independent of market moves and not correlated to traditional equity and fixed-income markets.

The fund's sub-adviser, Insight Investment International Limited, an affiliate of The Dreyfus Corporation (Dreyfus), through its Absolute Return Investment Committee (ARIC), determines the fund's use of absolute return investment strategies and sets the investment ranges, subject to Dreyfus' supervision and approval. The ARIC strategically allocates the fund's assets to internal specialist investment teams responsible for the absolute return investment strategies with the aim of achieving low volatility while targeting positive returns. Each investment team manages an investment strategy and specializes in research and investment of a specific asset class or combination of asset classes with an active use of derivatives. The ARIC seeks to implement the overall strategy for the fund by allocating the fund's assets among absolute return strategies believed to complement each other in terms of correlation and exposure to specific asset classes, while being able to opportunistically take advantage of strategies that are particularly attractive at the time of implementation to meet the fund's investment objective.

The investment strategies employed by the fund's sub-adviser, as of the date of this prospectus, are as follows:

Equity Market Neutral Strategy: This strategy seeks to provide long and short investment exposure to equity securities that is not correlated with the general market direction, in particular on a market neutral basis. This market neutral approach aims to achieve market neutrality by investing in a series of "pair trades" of equity securities and equity derivatives, principally with respect to European equity securities. Each pair trade position consists of two units (a long and a short), with the lead unit, whether long or short, identified through bottom-up, fundamental and technical analysis based on characteristics such as the outlook for earnings growth, valuation and/or the presence of a near-term catalyst relative to other similar securities in their sector or the broader market. The portfolio managers then "pair" the lead position with a hedging position (short or long) seeking to minimize unwanted risks, such as movements in the broader securities markets, industry sectors or currency valuations. All pair trade

BNY Mellon Absolute Insight Multi-Strategy Fund Summary	2

positions have a strict stop-loss mechanism which seeks to contain downside risk. The goal is to create a market neutral position to produce positive absolute returns with low volatility.

Absolute Return Equity Strategy: This strategy seeks to provide long and short investment exposure to equity securities. The portfolio managers for this strategy use a combination of fully hedged "pair trades" (as described above), partially hedged "pair trades" and unhedged securities. They have the flexibility to take positions based on their expectation of the direction in which the overall market is going to move. In these instances, in comparison to the equity market neutral strategy, which typically implements fully hedged "paired" positions (long or short), positions in this strategy may be partially "paired" or not "paired" at all with a hedging position (short or long). All pair trade positions and partial pair trade positions (or lead positions if unhedged) have a strict stop-loss mechanism in place which seeks to contain downside risk. The position sizes of pair trades in this strategy are normally larger than those in the equity market neutral strategy. In addition, the stop-loss levels are typically higher than those for the equity market neutral strategy. However, the equity market neutral strategy and the absolute return equity strategy may be highly correlated at times.

Absolute Return Emerging Market Strategy: This strategy seeks to provide investment exposure principally to debt instruments and currencies of emerging market issuers. Debt instruments include those issued by foreign corporations, foreign governments, their agencies and instrumentalities, foreign central banks or supranational organizations, and may be denominated in the local currency of issue or external currencies, such as U.S. dollars, European euros, British pounds sterling or Japanese yen. In addition, the portfolio managers for this strategy may express their investment views on emerging market currencies through the use of forward contracts and options and use derivatives such as interest rate swaps to express their views on interest rates. The portfolio managers for this strategy have the flexibility, to a limited extent, to take advantage of investment opportunities outside of emerging market countries and take positions with respect to issuers that have characteristics similar to those associated with emerging market issuers in terms of yield, risk profile or other investment characteristics which the portfolio managers deem appropriate. The portfolio managers for this strategy combine top-down country analysis with bottom-up security selection and active use of derivatives to construct a portfolio of "best ideas," taking both long and short positions.

Absolute Return Credit Strategy: This strategy seeks to provide investment exposure principally to debt instruments of primarily developed market issuers. The portfolio managers for this strategy combine top-down market and credit sector analysis with bottom-up security selection and active use of derivatives, taking long or short positions based on their expectation of the direction in which the overall market is going to move. The portfolio managers for this strategy seek to construct a portfolio of "best ideas" among various debt instruments of different credit quality.

Absolute Return Dynamic Opportunities Strategy: This strategy seeks to provide investment exposure to equity, fixed-income, currency, real estate, listed infrastructure and commodity markets and sectors in developed and emerging markets. The portfolio managers for this strategy follow a global macro approach, actively taking long and short positions, based on references to macroeconomic themes (taking views on a whole market) rather than individual securities selection.

Currency Strategy: This strategy seeks to provide investment exposure to currencies. This strategy may select from a wide range of global currencies and, at times, may take positions in a limited number of these currencies. The portfolio managers for this strategy combine top-down long-term currency valuations, cyclical economic and volatility analysis with proprietary pricing models designed to identify opportune investment entry and exit points. This strategy takes both long and short positions in developed and emerging market currencies, using predominantly currency forward contracts and currency options.

The fund's sub-adviser has considerable latitude in allocating the fund's investments to any of the strategies and may vary the amount of the fund's assets allocated to a strategy depending on market conditions, including maintaining zero exposure to a strategy, without notice to shareholders. The fund's sub-adviser also has the discretion, subject to the approval of the fund's board, to add additional strategies or asset classes when the ARIC deems it necessary. The strategic allocations are set and reviewed regularly by the ARIC, which also is responsible, subject to Dreyfus' supervision, for investment risk oversight of the fund's portfolio and of the individual absolute return strategies in which the fund's assets are allocated.

The composition of the fund's investment portfolio will vary over time, based on its allocation to the various absolute return investment strategies and its exposure to the asset classes, including global equity and fixed-income securities, currencies, commodities, real estate-related assets, infrastructure-related assets, and cash and cash equivalents, in which the strategies invest. The fund may invest in the securities of U.S. and foreign issuers, including securities of issuers in developed and emerging market countries and securities denominated in a currency other than the U.S. dollar, securities of issuers of any market capitalization, and securities of any credit quality (including "investment grade," "high yield" or "junk" bonds), maturity or duration. The fund may hold a significant portion of its assets in U.S. government securities, high quality debt securities, money market instruments, cash and other cash equivalents to collateralize its derivatives positions, pending investment or allocation to a strategy, to manage purchase and redemption activity, or for defensive purposes. The fund considers emerging market countries to be those countries defined as having an emerging or developing economy by the World Bank or its related organizations, or the United Nations or its authorities. The fund considers securities issued by companies organized or with their principal place of business,

BNY Mellon Absolute Insight Multi-Strategy Fund Summary	3

or majority of assets or business, in emerging market countries to be emerging market issuers. There is no minimum or maximum investment amount in any particular country or region.

The fund expects to maintain significant short positions, principally through investments in derivative instruments such as contracts for difference, swap agreements and futures and forward contracts on individual securities, currencies, sectors and market indices. A short sale involves the sale of a security that the fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and generally at a lower price. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the sub-adviser generally is expecting the value of such securities to fall during the period of the fund's investment exposure. However, the fund will incur a loss on a short position in respect of a security if the price of the security increases between the date the fund establishes the short position and the date the fund closes out the short position. When taking a short position, the fund's potential loss is the maximum attainable price of the security less the price at which the fund's position in the security was established.

The fund will use a significant degree of derivative instruments, as a substitute for investing directly in an underlying asset, as an alternative to selling a security short, to increase returns, to manage foreign currency, credit or interest rate risk, to manage effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the fund. These instruments may include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return, equity, currency, interest rate and credit default swaps), options on swaps, contracts for difference, and other derivative instruments (including commodity-linked instruments, such as structured notes). Each investment strategy may actively use derivatives to the extent permitted under the Investment Company Act of 1940, as amended. When the fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%. A portfolio turnover of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Allocation risk. The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund's sub-adviser to allocate effectively the fund's assets among the investment strategies and asset classes. There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal. In addition, if one strategy buys a security during a time frame when another strategy sells it or holds a short position in the security, the fund will incur transaction costs and the fund's net position in the security may be approximately the same as it would have been with a single strategy and no such portfolio transactions or if none of the strategies had held such security or taken such position.

• Correlation risk. Because the fund allocates its investments among different asset classes, the fund is subject to correlation risk. Although the prices of equity securities and fixed-income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem.

• Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.

BNY Mellon Absolute Insight Multi-Strategy Fund Summary	4

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund. To the extent the fund's investments are focused in a limited number of foreign countries, the fund's performance could be more volatile than that of more geographically diversified funds.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

• Foreign government obligations and securities of supranational entities risk. Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Risks associated with rising interest rates are heightened given that the Federal Reserve has raised the federal funds rate several times in recent periods and may continue to increase rates in the near future.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

• High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the

BNY Mellon Absolute Insight Multi-Strategy Fund Summary	5

counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). Future rules and regulations of the Securities and Exchange Commission (SEC) may require the fund to alter, perhaps materially, its use of derivatives.

• Short position risk. Short positions in securities may involve substantial risks. If a short position appreciates in value during the period of the fund's investment, there will be a loss to the fund that could be substantial. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, short positions in securities have unlimited risk.

• Commodity sector risk. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a structured note, typically is based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, agriculture, trade, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military and regulatory developments.

• Real estate sector risk. The securities of issuers that are principally engaged in the real estate sector may be subject to risks similar to those associated with the direct ownership of real estate. These include: declines in real estate values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; possible lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements (including zoning laws and environmental restrictions); losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; and casualty or condemnation losses. In addition, the performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. Moreover, certain real estate investments may be illiquid and, therefore, the ability of real estate companies to reposition their portfolios promptly in response to changes in economic or other conditions is limited.

• Infrastructure investments risk. Companies engaged in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including: high amounts of leverage and high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from the deregulation of a particular industry or sector; costs associated with compliance with and changes in environmental and other regulations; regulation or intervention by various government authorities, including government regulation of rates charged to customers; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; service interruption and/or legal challenges due to environmental, operational or other accidents; susceptibility to terrorist attacks; surplus capacity; increased competition; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure assets. There is also the risk that corruption may negatively affect publicly- funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

• Leverage risk. The use of leverage, such as entering into futures contracts, forward currency contracts, swaps or contracts for difference and engaging in forward commitment transactions, may magnify the fund's gains or losses.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the fund's share price.

• High portfolio turnover risk. The fund may engage in active and frequent trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

BNY Mellon Absolute Insight Multi-Strategy Fund Summary	6

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class A shares from year to year. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class A
Best Quarter Q3, 2017: 0.64% Worst Quarter Q4, 2018: -2.54%

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns (as of 12/31/18)
Class	1 Year	Since Inception (12/4/2015)
Class A returns before taxes	-9.18%	-2.78%
Class A returns after taxes on distributions	-9.40%	-2.87%
Class A returns after taxes on distributions and sale of fund shares	-5.43%	-2.13%
Class C returns before taxes	-4.94%	-1.55%
Class I returns before taxes	-3.00%	-0.50%
Class Y returns before taxes	-3.00%	-0.50%
USD 1-Month LIBOR reflects no deductions for fees, expenses or taxes	1.99%	1.15%*
FTSE One-Month U.S. Treasury Bill Index reflects no deductions for fees, expenses or taxes**	1.82%	0.92%*

* For comparative purposes, the value of each Index on November 30, 2015 is used as the beginning value on December 4, 2015.

** Effective July 31, 2018, Citi One-Month U.S. Treasury Bill Index changed its name to FTSE One-Month U.S. Treasury Bill Index.

Portfolio Management

The fund's investment adviser is The Dreyfus Corporation, and the fund's sub-adviser is Insight Investment International Limited, an affiliate of Dreyfus and a subsidiary of Insight Investment Management Limited.

Investment allocation decisions for the fund have been made since the fund's inception by the sub-adviser's Absolute Return Investment Committee. Sonja Lami, Portfolio Manager – Specialist Investments, is the member of the ARIC with day-to-day

BNY Mellon Absolute Insight Multi-Strategy Fund Summary	7

responsibility for investment allocation decisions since the fund's inception. In addition, the primary portfolio manager responsible for the equity market neutral and absolute return equity strategies is Andrew Cawker, Portfolio Manager – Head of Specialist Equities, for the absolute return emerging market strategy is Colm McDonagh, Head of Emerging Markets Debt, for the absolute return credit strategy is Lucy Speake, Head of European Fixed Income, for the absolute return dynamic opportunities strategy is Matthew Merritt – Head of Multi-Asset Strategy Team, and for the currency strategy is Paul Lambert, Head of Currency – Fixed-Income. Ms. Lami and Messrs. Cawker, McDonagh and Lambert have served as primary portfolio managers of the fund since the fund's inception in December 2015, and Ms. Speake and Mr. Merritt have served as primary portfolio managers of the fund since November 2017.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082. If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

BNY Mellon Absolute Insight Multi-Strategy Fund Summary	8